                                                                   EXHIBIT 10(a)


                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as
        Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: December 2001

  CURRENT BILLING MONTH        12/4/01 - 1/4/02                           COLLECTION CURVE 40.08%
   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                               $99,905,303
  Residential SECURITIZATION CHARGE (SC) Billed                           $1,301,723           1.303%

  Commercial Total Billed                                                $76,206,947
  Commercial SC Billed                                                    $1,351,308           1.773%

  Industrial Total Billed                                                $58,032,315
  Industrial SC Billed                                                    $1,506,277           2.596%

   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   Non-Residential Customer Net Write-offs                                  0.150%
   Residential Customer Net Write-offs                                      0.350%
   Total Net Write-offs                                                     0.220%



   AGGREGATE SC COLLECTIONS
  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                            $567,534
  Commercial Class SC Collected                                             $550,347
  Industrial Class SC Collected                                             $514,368

  Total SC Collected                                                      $1,632,249


   Aggregate SC Remittances for December BILLING MONTH                    $1,632,249
   Aggregate SC Remittances for January BILLING MONTH                             $0
   Aggregate SC Remittances for February BILLING MONTH                            $0
   TOTAL CURRENT SC REMITTANCES                                           $1,632,249

  CURRENT BILLING MONTH        12/4/01 - 1/4/02                         COLLECTION CURVE 40.08%
   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL
   A-1 Residential SC Collected                                                 $539,876
   A-3 Residential T.O.D. SC Collected                                            $1,781
   A-4 Alternate Residence SC Collected                                          $12,666
   A-5 Residential Farm/Life Support SC Collected                                $13,211

   TOTAL RESIDENTIAL SC COLLECTED                                               $567,534

   COMMERCIAL
   B-1 General Primary   (041) SC Collected                                       $8,089
   B-General Secondary   (010) SC Collected                                     $103,304
   C- General Secondary   (011) SC Collected                                    $197,223
   D-General Primary   (018) SC Collected                                       $114,753
   F-Primary High Load Factor   (032) SC Collected                               $28,901
   GH-General Service Heating   (013) SC Collected                                $2,060
   H- Water Heating Service   (014) SC Collected                                    $194
   L-1 General Energy-Only Street Lighting SC Collected                           $1,188
   L-2 General Service (Cust Owned) St Light SC Collected                         $2,354
   L-3 General Service (Co Owned) St Light SC Collected                           $6,535
   L-4 General Service Outdoor Lighting Commercial SC                               $889
   PS-1 General Secondary Public Pumping SC Collected                             $2,996
   PS-2 General Primary Public Pumping SC Collected                               $2,316
   PS-3 General Optional Primary Public Pumping SC Collected                     $17,988
   R-1 General Secondary Resale SC Collected                                         $22
   R-2 General Secondary Resale SC Collected                                        $348
   R-3 General Primary Resale SC Collected                                       $15,657
   ROA-P Retail Open Access Primary (110) SC Collected                           $35,974
   ROA-S Retail Open Access Secondary Rate SC Collected                           $3,932
   SC - Special Contract Commercial SC Collected                                    $862
   SPEC Grand Rapids Special Contract SC Collected                                $1,192
   UR-General Unmetered SC Collected                                              $3,570

   TOTAL COMMERCIAL SC COLLECTED                                                $550,347

   INDUSTRIAL
   B-1 General Primary   (042) SC Collected                                       $7,452
   B-General Secondary   (020) SC Collected                                      $15,886
   C- General Secondary   (021) SC Collected                                     $31,123
   CG-Cogeneration/Small Power Production Purchase SC                               $304
   DA - General Service Direct Access (896) SC Collected                          $5,667
   D-General Primary   (028) SC Collected                                       $260,140
   F-Primary High Load Factor   (033) SC Collected                               $36,584
   GH-General Service Heating   (023) SC Collected                                   $16
   GMD General Motors SC Collected                                               $16,916
   GMF General Motors SC Collected                                               $14,154
   GMF-1 General Motors SC Collected                                             $12,581

  CURRENT BILLING MONTH        12/4/01 - 1/4/02                          COLLECTION CURVE 40.08%
   GMJ-1 General Motors SC Collected                                             $3,800
   H- Water Heating Service   (024) SC Collected                                     $1
   I-General Primary Interruptible   (034) SC Collected                              $2
   J-1General Alternative Electric Metal Melting SC Collected                   $10,020
   J-General Primary Electric Furnace   (037) SC Collected                       $2,062
   L-4 General Service Outdoor Lighting Industrial SC Collected                    $750
   ROA-P Retail Open Access Primary (111) SC Collected                          $13,016
   ROA-S Retail Open Access Secondary Rate SC Collected                             $35
   SC - Special Contract Industrial SC Collected                                $83,859

   TOTAL INDUSTRIAL SC COLLECTED                                               $514,368

   TOTAL SC COLLECTED                                                        $1,632,249




   Executed as of this 17th day of January 2002.



                                                 CONSUMERS ENERGY COMPANY
                                                 AS SERVICER



                                                   s/ Glenn P. Barba
                                                 -------------------------------
                                                         Glenn Barba, Controller





Copy:             Consumers Funding LLC
                  Suite M-1079
                  212 W. Michigan Ave
                  Jackson, MI  49201




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